Eos Energy Enterprises BofA Battery and Storage Conference Joe Mastrangelo - CEO January 19, 2021

Disclaimer 2 This presentation does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to Eos Energy Enterprises, Inc. (“Eos”). The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Eos’s affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise relating thereto. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Eos disclaim any duty to update the information contained in this presentation. Forward-Looking Statements and Investment Considerations This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1996. Eos’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against Eos; (2) the ability to maintain the listing of Eos’s shares of common stock on NASDAQ; (3) the ability of Eos’s business to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (4) changes in applicable laws or regulations; (5) the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; and (6) other risks and uncertainties indicated from time to time in the Prospectus included as part of the Registration Statement on Form S-1/A filed by Eos with the Securities and Exchange Commission (“SEC”) on January 13, 2021, Registration No.333-251243, including those under the heading “Risk Factors” therein, and other factors identified in Eos’s prior and future SEC filings with the SEC, available at www.sec.gov. Eos cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Eos does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Industry and Market Data In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which Eos competes and other industry data. We obtained this information and statistics from third party sources, including reports by market research firms and company filings. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but Eos will assert, the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. No Offer or Solicitation This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended. Use of Projections This presentation also contains certain financial forecasts of Eos, which were prepared in good faith on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with GAAP. Eos’s independent auditors have not studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above -mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Eos’s control. Accordingly, there can be no assurance that the prospective results are indicative of future performance or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including EBITDA. Eos believes that these non-GAAP measures are useful to investors for two principal reasons: 1) these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance; and 2) these measures are used by Eos’s management and board of directors to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of Eos. Eos believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP measures differently, and therefore such measures may not be directly comparable to similarly titled measures of other companies. This presentation includes financial forecasts, including, but not limited to, with respect to Eos’s EBITDA. A reconciliation of these forward-looking non GAAP financial measures to the most directly comparable GAAP financial measures is not provided in this presentation because Eos is unable to provide such reconciliation without unreasonable effort.

Clean energy storage that defies convention • Founded in 2008, 120+ team members • Technology optimized for 4+ hour storage • Zinc electrolyte-based chemistry; No rare earth minerals required • Fully recyclable, non-flammable, and non-toxic • Designed and manufactured in America • 227 patents pending, issued, or published in 33 countries • Scaling to 1 Gigawatt annual production capacity From our patented battery chemistry to our commonsense manufacturing process, Eos operating benefits deliver a significant reduction in levelized cost of storage. Safe Scalable Sustainable Efficient 3

How do we fit? January 18, 20214

5 The energy sector rapidly transforming Demand 770MM 3% ~2X USA 13 NYC worlds population lacks electricity YoY global electricity demand growth Decarbonize 64% 90% Global electricity From non-renewables 4X USA Worldwide renewable new capacity additions ~2X-1) USA Waste 15GWh 100TWh Worth of generated electricity wasted in ‘21 Texas 1 Year demand 1 day of curtailment in California in 2020 Democratize 1 in 5 11GWh Global storage installed in 2020 California homes equipped with storage 3X 2019 Decentralize 2MM 24% Total U.S. installed solar systems 2020 microgrid installation increase 2X 2008 2X 2019 IEA Wood Mackenzie EIA SEIA (1 – All Renewables today could power 1.5X USA > 2020 Storage Installations California 1 Year demand Sources:

Phase 1: 2010 – 20152010 - 2015 2020 - 20302015 - 2020 6 Energy storage growing while moving to longer duration. ~0 1 GWh 20 GWh 200 GWh 740 GWh Median duration: 1 hour Global Storage Cumulative Deployments Median duration: 2 hour Median duration: 4+ hour Frequency Regulation Demand Management Energy Utilization 2020 – 2030 31% CAGR Wood Mackenzie Sources:

Eos Focus 7 Multiple use cases requires new technologies • High durability & safety • Wide operating range • Lower Power density & RTE • Long discharge duration • Lower power density • Complex high pressure pump systems • High power density & RTE • Limited Operating range • Complex HVAC & Fire Suppression systems 15 – 60 minutes Grid Stability $16B Minutes Ancillary Services 3-12 hours Energy Utilization $160B Hours Time Shifting >18 hours Grid Reliability $12B Days Bulk Storage 2020-2030 Use Case Segmentation Lithium-Ion Redox Flow Eos Zynth® BNEF Sources:

# Levelized cost of storage

Improved performance resulting in ~30% reduction in levelized cost of storage

**LOWER LIFETIME COSTS & LOWER RISKS**



~6.9¢
(27%)
~5.1¢
Lithium-Ion
Eos

*10MW / 40MWh Installation*

**FACTORS IMPACTING LEVELIZED COST OF STORAGE:**

| FACTOR | VARIABLE | EOS VALUE PROPOSITION |
|---|---|---|
| Capital Costs | • *Product Costs*<br>• *System Size* | • 5 earth abundant raw materials<br>• Flexible configurations<br>• Low-cost manufacturing |
| Operating Costs | • *Maintenance Costs*<br>• *Parasitic losses* | • Non-Flammable; Non-Toxic<br>• Low Auxiliary load<br>• Minimal maintenance costs |
| Product Life | • *Performance Degradation*<br>• *Useful life* | • 20-year useful life<br>• Low year-over-year degradation<br>• Minimal system augmentation |
| System Efficiency | • *Operability*<br>• *Round Trip Efficiency* | • Fully depth of discharge<br>• Flexible operating costs<br>• ~3pt. lower RTE |

**Fully recyclable at the end of useful life**

Eos. Positively ingenious.

eos

8

Are we ready? January 18, 20219

Anatomy of a GreenTech Start-Up…$195MM Invested 10 2016 - 2017 20202008 - 2015 2018 - 2019 $55MM Invested $60MM Invested $50MM Invested $30MM Invested 58 Patents Filed 111 Patents Filed 57 Patents Filed 1 Patents Filed Battery Chemistry Product Development Prototype Manufacturing Positioning to Scale Test Capability Robust Electrolyte Failed Product Launch Proven Recycling New Leadership Team 9 Commercial Pilots New Factory Product Redesign

11 Delivered in a challenging environment 2020 in review We built Hi-Power In-partnership with Holtec International Factory up and running in 7 months We integrated supply chain Higher quality, more consistent raw materials Established strategic supplier relationships We grew backlog $16MM in booked orders with $3.6B pipeline; 12X coverage for next 24 months revenue target We shipped 1st Hi-Power container Designed and manufactured in America. Commercial order plus UL testing campaign We successfully listed on Nasdaq ~$125MM cash proceeds Debt free balance sheet

Extensive testing & field operations validate performance 12 ONE OF THE LARGEST BATTERY TESTING FACILITY IN THE US – BASED IN EDISON, N.J. • 1200 programmable lab cell channels • 60 programmable battery module channels • 4 Energy block systems-ready test bay • 3 temperature plus 1 environmental chamber • >80 MWh discharged, >1MM cycles since 2016 Eos batteries tested beyond field operating conditions PSEG. Microgrid DUKE SDG&E SOFTBANK C&I Demand Mgmt DC-coupled PV + SDC-coupled PV + S Discharge Time 3-4 hours Average RTE 76.2% Peak Efficiency 77.0% Operating Temperature -100C – 350C Discharge Time 4 hours Average RTE 67.0% Peak Efficiency 78.0% Operating Temperature -00C – 400C Discharge Time 3 hours Average RTE 70.2% Peak Efficiency 80.0% Operating Temperature -150C – 380C Discharge Time 3-4 hours Average RTE 71.2% Peak Efficiency 78.0% Operating Temperature 250C – 480C • High Priority dispatch capability • High Temperature Operations • $2/MWh LCOS advantage • Validated full depth of discharge

Can we deliver? January 18, 202113

# Current Commercial Pipeline.

130+ potential customer projects engaged

| Lead Generation | 1 mo. – 2 mo. | Technical Proposal | 2 mo. – 3 mo. | Non-Binding Quote | 1 mo. – 3 mo. | Firm Quote | 2 mo. – 3 mo. | Booked Order |
|---|---|---|---|---|---|---|---|---|

- Lead Generation: $1.1B, 6GWh
- Technical Proposal: $0.8B, 5GWh
- Non-Binding Quote: $2.2B, 12GWh
- Firm Quote: $655M, 4GWh
- Booked Order: $16M, 62MWh

## Lead Generation

- Feasibility Study
- Develop Project Plan
- Monitor Regulations

## Current Pipeline

- Clear Project Requirements
- Gather Customer specs
- Analyze Use Cases
- Commercial & Technical Proposal

## LOI / Firm Commitments

- Finalize Commercial terms
- Contract negotiation
- Letter of Intent
- Open Closing conditions

### Select Customers

- IEP
- Hecate
- Carson
- Enersmart

## Booked Orders

- Binding Agreement
- Open Closing conditions
- Purchase Orders w/down payment

### Select Customers

- Motor Oil
- EnerSmart
- Carson
- Nayo Tropical
- Webcore
- Charge Bliss

Eos. Positively ingenious.

eos

14

# Created HI-POWER to Deliver a 'Made in USA' Product.

### IN JOINT VENTURE PARTNERSHIP WITH HOLTEC

- Eos' highly scalable manufacturing platform can be localized anywhere in the world
- <$30m Capex required to build one GWh facility in <12 months for less than ~$30m.
- 180 days to roll out a new production line



- Flexible capacity timing driven by customer demand
- Capex spend included in current financial forecasts









- Capacity Growth Lead Times
- Supply Base capacitated for ramp up w/ <6-month lead time
- ~30 employees/line - basic factory skill set, 3 months to hire, train and qualify

### CAPITAL EXPENDITURE

- $97m invested in 3 manufacturing plants by 2024 / 7GWh annual production capacity
- Low investment risk given short investment lead time of <1year
- CAPEX Plan includes additional $34m to support all cost out actions and manufacturing productivity

Eos. Positively ingenious.

eos

15

Clear roadmap to achieve 60% product cost out in 3 years. 16 • Strategic Supply Agreements in place In-Place/Ongoing - Pricing for different volume tiers - Preferred Vendors relationships • Product Cost Out: 12 - 24months - Material Substitution - Smaller battery; Higher power density • Manufacturing Productivity: 6 - 12months - Process Automation - Vertical Integration Strategic Supply Agreements ~60% Product Cost Out ~35% Manufacturing productivity 5% Drivers (60% of current) Actions In Consideration Timing

Summary 17 • How do we fit? ⁃ Long Duration Storage - $160B opportunity ⁃ Competitive Total Cost of Ownership - LCOS • Are we ready? ⁃ Extensively Tested Technology- nearly 1 million cycles ⁃ Currently Building Systems - clear cost-out & capacity plan • Can we deliver? ⁃ Proven Leadership Team - building-out skillset ⁃ Strong Results in a Tough Environment – solid foundation